                                                                    EXHIBIT 99.1

                        INTERMEDIA COMMUNICATIONS INC.

                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

                                    SUMMARY

     The accompanying unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1998 includes the historical and pro forma effects of the acquisitions of National Telecommunications of Florida, Inc. and NTC, Inc. (collectively, National), which was effected on April 1, 1998 and the Long Distance Savers group of companies (collectively, LDS), which was effected on March 31, 1998. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 includes the historical and pro forma effects of the acquisitions described above and the acquisitions of Shared Technologies Fairchild, Inc. (STFI), which was effected on January 1, 1998 and DIGEX, Incorporated (DIGEX), which was effected July 1, 1997. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 also includes the pro forma effects of the March, July, October and December 1997 offerings, as the proceeds therefrom were principally used for the aforementioned acquisitions.

     The pro forma effects are based on the historical financial statements of the acquired businesses giving effect to these transactions under the purchase method of accounting. As such, the total cost of all acquisitions have or will be allocated to the net tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of each acquisition. Such allocations and the related amortization periods for purchase transactions recently consummated will be based on valuations or other data which have not yet been completed or obtained. Accordingly, the allocations reflected in the pro forma statements of operations are preliminary and subject to revision.

     The unaudited pro forma condensed consolidated statements of operations are not intended to purport to be indicative of the actual results of operations that would have been achieved had the acquisitions or offerings in fact been consummated at the beginning of the periods presented. Such pro forma financial information should be read in conjunction with the Consolidated Financial Statements and Notes of Intermedia.

                        INTERMEDIA COMMUNICATIONS INC.

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS(A)
                         YEAR ENDED DECEMBER 31, 1997

                                                           PRO FORMA    PRO FORMA                                    PRO FORMA
                                                           ---------    ---------                                    ---------
                                      HISTORICAL          ADJUSTMENTS   SUB TOTALS            HISTORICAL            ADJUSTMENTS
                                 ----------------------  -------------  ----------  -----------------------------   -----------

                                     (B)         (C)                                  (D)       (E)        (F)
                                     ---         ---                                  ---       ---        ---
                                 CONSOLIDATED   DIGEX                                 STFI      LDS      NATIONAL
                                 ------------  --------                               ----      ---      --------
                                                                              (DOLLARS IN THOUSANDS)
Revenues........................  $  247,899   $ 19,646                 $ 267,545   $ 181,827  $122,267  $65,243
Costs and expenses:
 Facilities administration
  line maintenance costs........     199,139     19,588     (5,400)(g)    213,327     100,356    80,203   47,969
 Selling, general and
  administrative................      98,598     18,506       (374)(h)    116,730      68,482    31,486   10,428
 Depreciation and
  amortization..................      53,613      3,390      4,741 (i)     61,744      19,916     2,895      995      43,037 (m)
 Charge off of purchased
  in-process R&D................      60,000                               60,000
                                   ---------    -------   --------       --------     -------   -------   ------     ----------
                                     411,350     41,484     (1,033)       451,801     188,754   114,584   59,392      43,037
                                   ---------    -------   --------       --------     -------   -------   ------     ----------
 Income (loss) from
  operations....................    (163,451)   (21,838)     1,033       (184,256)     (6,927)    7,683    5,851     (43,037)
 Other income (expense):
   Interest expense.............     (60,662)      (784)   (76,491)(j)   (137,937)    (29,775)     (896)    (145)     15,974 (n)
                                                                                                                      11,121 (o)
                                                                                                                         145 (p)
   Interest and other
    income (expense)............      26,824        486     (5,120)(k)     22,190     (62,428)    4,908      212     (20,677)(k)
                                                                                                                      62,300 (q)
                                   ---------    -------   --------       --------     -------   -------   ------     ----------
Income (loss) before income
 taxes and extraordinary item...    (197,289)   (22,136)   (80,578)      (300,003)    (99,130)   11,695    5,918
Income tax provision............                                                         (380)
                                   ---------    -------   --------       --------     -------   -------   ------     ----------
Income (loss) before
 extraordinary item.............    (197,289)   (22,136)   (80,578)      (300,003)    (99,510)   11,695    5,918      25,826
Extraordinary income (loss).....     (43,834)                             (43,834)
                                   ---------    -------   --------       --------     -------   -------   ------     ----------
Net income (loss)...............    (241,123)   (22,136)   (80,578)      (343,837)    (99,510)   11,695    5,918      25,826
Preferred stock dividends
 and accretions.................     (43,742)              (28,108)(l)    (71,850)     (4,628)                         4,628 (r)
                                   ---------    -------   --------       --------     -------   -------   ------     ----------
Net loss attributable to
 common stockholders............  $ (284,865)  $(22,136) $(108,686)     $(415,687)  $(104,138) $ 11,695  $ 5,918    $ 30,454
                                   =========    =======   ========       ========    ========   =======   ======     ==========
Net loss per share..............  $    (8.54)                           $  (12.47)
                                   =========                             ========
Weighted average number of
 shares O/S.....................      33,340                               33,340
                                   =========                             ========
EBITDA(t).......................  $  (49,838)                           $ (62,512)
                                   =========                             ========

                                     PRO FORMA
                                     ---------
                                     TOTALS(A)
                                     ---------
Revenues.......................... $   636,882
Costs and expenses:
 Facilities administration
  line maintenance costs..........     441,855
 Selling, general and
  administrative..................     227,126
 Depreciation and
  amortization....................     128,587
 Charge off of purchased
  in-process R&D..................      60,000
                                     ---------
                                       857,568
                                     ---------
 Income (loss) from
  operations......................    (220,686)
 Other income (expense):
   Interest expense...............    (141,513)


   Interest and other
    income (expense)..............       6,505

                                     ---------
Income (loss) before income
 taxes and extraordinary item.....    (355,694)
Income tax provision..............        (380)
                                     ---------
Income (loss) before
 extraordinary item...............    (356,074)
Extraordinary income (loss).......     (43,834)
                                     ---------
Net income (loss).................    (399,908)
Preferred stock dividends
 and accretions...................     (71,850)
                                     ---------
Net loss attributable to
 common stockholders..............  $ (471,758)
                                     =========
Net loss per share................  $   (11.34)
                                     =========
Weighted average number of
 shares O/S.......................      41,610(s)
                                     =========
EBITDA(t).........................  $  (32,099)
                                     =========

                            See Accompanying Notes

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1997
                       (DOLLARS AND SHARES IN THOUSANDS)

     (a) The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 does not give effect to any potential cost savings and synergies that could result from the DIGEX, STFI, LDS or National acquisitions. The effect of the write-off of intangible assets associated with the STFI acquisition, consisting of in-process research and development of $85.0 million, has not been reflected in the statement as it is a non-recurring charge. The allocations of purchase price to the fair values of assets and liabilities of STFI, LDS and National is preliminary for purposes of these pro forma financial statements.

     (b) This column represents the historical consolidated results of operations for Intermedia for the year ended December 31, 1997.

     (c) This column represents the operating results for DIGEX for the six months ended June 30, 1997.

     (d) This column represents the historical results of operations of STFI for the year ended December 31, 1997.

     (e) This column represents the historical results of operations of LDS for the year ended December 31, 1997.

     (f) This column represents the historical results of operations of National for the year ended December 31, 1997.

     (g) This adjustment represents the reduction of network lease expense due to unfavorable lease terms accrued for in purchase accounting.

     (h) This adjustment represents the reversal of DIGEX's amortization of deferred compensation associated with stock compensation preceding the purchase.

     (i) This adjustment represents the amortization expense of intangible assets related to DIGEX.

     (j) This adjustment represents interest expense, including amortization of debt discount and finance costs, of $24,400 on the 11-1/4% Senior Discount Notes Due 2007 that were issued in July 1997 (net of $10,800 reduction of interest due to the retirement of the 13-1/2% Senior Notes), $19,800 on 8-7/8% Senior Notes due 2007 that were issued in October 1997 and $43,100 on 8-1/2% Senior Notes due 2008 that were issued in December 1997 as if the Notes had been issued January 1, 1997.

     (k) Where acquisitions were paid all or partially in cash, interest income was reduced to reflect the absence of the cash or investments for the full year.

     (l) This adjustment increases the preferred stock dividends and accretions to amounts that would have been recorded if Intermedia's Series B, D and E preferred stock had been outstanding for the entire period.

     (m) This adjustment represents the additional amortization expense that would have been incurred in connection with the STFI, LDS and National acquisitions. For purposes of the pro forma presentation, it is assumed that the excess of the purchase price over the net tangible assets acquired will ultimately be allocated to either identifiable intangibles such as developed technology and customer lists or goodwill with the weighted average amortization period of 20 years.

     (n) This adjustment represents the elimination of interest expense in STFI's historical financial statements related to the 12-1/4% Senior subordinated Discount Notes purchased by the Company.

     (o) This adjustment represents the elimination of interest expense in STFI's historical financial statements related to the Credit Facility Term Loans and Revolving Credit Facility paid by the Company upon closing of the acquisition.

     (p) This adjustment represents the elimination of interest expense in National's historical financial statements related to the outstanding debt paid by the Company at closing.

     (q) This adjustment represents the elimination of the following non-recurring charges related to the STFI's terminated merger agreement with Tel-Save, Inc. Termination of merger agreement--$15,000; Termination of long distance service contract--$36,000; and Retirement of outstanding options held by Tel-Save, Inc.--$11,300

     (r) This adjustment represents the elimination of preferred stock dividends and accretions of STFI.

     (s) Includes the effect of 5,360 shares issued for LDS and 2,910 shares issued for National.

     (t) EBITDA consists of earnings (loss) before interest expense, interest and other income, income tax (provision) benefit, depreciation, amortization and charges for in-process R&D and the business integration and restructuring costs associated with the Program. EBITDA is presented since it is a measure commonly used in the telecommunications industry to measure operating performance, asset value and financial leverage. It is presented to enhance the reader's understanding of the Company's operating results and is not intended to present cash flow for the periods presented.

                         INTERMEDIA COMMUNICATIONS INC.

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS(A)
                         SIX MONTHS ENDED JUNE 30, 1998

                                                                     HISTORICAL
                                                        -----------------------------------
                                                             (B)         (C)        (D)         PRO FORMA      PRO FORMA
                                                             ---         ---        ---         ---------      ---------
                                                        CONSOLIDATED     LDS     NATIONAL     ADJUSTMENTS      TOTALS( A)
                                                        ------------   --------  ----------  ----------------  ----------
                                                                             (DOLLARS IN THOUSANDS)
Revenues  ..............................................   $ 327,015   $30,012     $17,897             --      $ 374,924
Costs and expenses:
  Facilities administration and line
    maintenance costs...................................     224,034    19,345      12,924             _7        256,303
  Selling, general and administrative  .................     102,747     5,816       3,385             --        111,948
  Depreciation and amortization  .......................      89,166       655         276          3,528 (e)     93,625
  Charge off of purchased in-process R&D  ..............      85,000        --          --             --         85,000
  Business restructuring, integration and other
    charges   ..........................................      52,551        --          --             --         52,551
                                                           ---------   -------   ---------   ------------      ---------
                                                             553,498    25,816      16,585          3,528        599,427
                                                           ---------   -------     -------        -------      ---------
Income (loss) from operations  .........................    (226,483)    4,196       1,312         (3,528)      (224,503)
Other income (expense):
Interest expense  ......................................     (97,159)       --         (54)         1,972 (f)    (89,053)
                                                                                                       54 (g)
                                                                                                    6,134 (h)
Interest and other income (expense)  ...................      16,770        65          22         (1,181)(i)     15,676
                                                           ---------   -------     -------        -------      ---------
Income (loss) before income taxes and
 extraordinary items  ..................................    (306,872)    4,261       1,280          3,451       (297,880)
Income tax (provision) benefit  ........................          --        --          --             --             --
                                                           ---------   -------     -------        -------      ---------
Income (loss) before extraordinary item  ...............    (306,872)    4,261       1,280          3,451       (297,880)
Extraordinary income (loss)  ...........................          --        --          --             --             --
                                                           ---------   -------     -------        -------      ---------
Net income (loss)  .....................................    (306,872)    4,261       1,280          3,451       (297,880)
Preferred stock dividends and accretions  ..............     (37,471)       --          --             --        (37,471)
                                                           ---------   -------     -------        -------      ---------
Net loss attributable to common stockholders  ..........   $(344,343)  $ 4,261     $ 1,280        $ 3,451      $(335,351)
                                                           =========   =======     =======        =======      =========
Net loss per share  ....................................      $(8.75)                                             $(8.52)
                                                           =========                                           =========
Weighted average number of shares  .....................      39,374                                              39,374
                                                           =========                                           =========
EBITDA(j)  .............................................   $     234                                           $   6,673
                                                           =========                                           =========



                             See Accompanying Notes

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS

                        SIX MONTHS ENDED JUNE 30, 1998
                       (AMOUNTS AND SHARES IN THOUSANDS)

     (a) The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1998 does not give effect to any potential cost savings and synergies that could result from the LDS or National acquisitions. The allocations of purchase price to fair values of assets and liabilities of STFI, LDS and National are preliminary for purposes of proforma financial statements.

     (b) This column represents the historical consolidated results of operations for Intermedia for the six months ended June 30, 1998.

     (c) This column represents the historical results of operations of LDS for the three months ended March 31, 1998.

     (d) This column represents the historical results of operations of National for the three months ended March 31, 1998.

     (e) This adjustment represents the additional amortization expense that would have been incurred in connection with the LDS and National acquisitions. For purposes of the pro forma presentation, it is assumed that the excess of the purchase price over the net tangible assets acquired will ultimately be allocated to either identifiable intangibles such as developed technology and customer lists or goodwill with the weighted average amortization period of approximately 20 years.

     (f) This adjustment represents the elimination of interest expense in STFI's historical financial statements related to the Credit Facility Term Loans and Revolving Credit Facility paid by the Company upon closing of the acquisition.

     (g) This adjustment represents the elimination of interest expense in National's historical financial statements related to the outstanding debt paid by the Company at closing.

     (h) This adjustment represents the elimination of imputed interest related to a business acquisition.

     (i) Where acquisitions were paid all or partially in cash, interest income was reduced to reflect the absence of the cash or investments for the full year.

     (j) EBITDA consists of earnings (loss) before interest expense, interest and other income, income tax (provision) benefit, depreciation, amortization and charges for in-process R&D and the business integration and restructuring costs associated with the Program. EBITDA is presented since it is a measure commonly used in the telecommunications industry to measure operating performance, asset value and financial leverage. It is presented to enhance the reader's understanding of the Company's operating results and is not intended to present cash flow for the periods presented.